EX-99.2







                   Statement of Revenue and Certain Expenses

                           Lexington Business Center

                 For the Eleven Months Ended November 30, 1995
                      with Report of Independent Auditors















                        Report of Independent Auditors


Mr. Joel L. Teglia, Chief Financial Officer
Banyan Strategic Realty Trust


We have audited the Statement of Revenue and Certain Expenses of Lexington Business Center (the Property) for the eleven months ended November 30, 1995. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Property's results of operations.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Lexington Business Center for the eleven months ended November 30, 1995, in conformity with generally accepted accounting principles.

                                                             Ernst & Young LLP



January 19, 1996
Chicago, Illinois










                           Lexington Business Center

                   Statement of Revenue and Certain Expenses



                                            For the Eleven
                                             Months Ended
                                             November 30,
                                                 1995

 REVENUE
 Base rents                                        $1,432,042

 Tenant reimbursements                                109,517
                                                   ----------

 Total revenue                                      1,541,559


 EXPENSES
 Property operating                                   101,304

 Utilities                                             84,238

 Real estate taxes                                     59,768

 Management fees                                       59,101

 Insurance                                             23,890
                                                   ----------
 Total expenses                                       328,301
                                                   ----------

 Revenue in excess of certain                      $1,213,258
 expenses                                          ==========

See accompanying notes.




                           Lexington Business Center

              Notes to Statement of Revenue and Certain Expenses



1.    BUSINESS

The accompanying statement of revenue and certain expenses relates to the operations of the Lexington Business Center (the Property), a group of four office buildings and one distribution facility located in Lexington, Kentucky. A subsidiary of Banyan Strategic Realty Trust (the Trust) acquired a 100% ownership interest in the property on December 5, 1995. The property was previously owned by New England Life Insurance Company.

As of November 30, 1995, the Property was approximately 74% leased on an overall basis and there were twelve tenants.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses namely mortgage and other interest expense, depreciation, amortization, and income taxes, if any, which may not be comparable to the expenses expected to be incurred by the Trust in the future operations of the Property, have been excluded.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the term of the leases.

3.    RENTALS

The Property has entered into tenant leases with terms of up to ten years. The leases provide for certain tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.






                           Lexington Business Center
                         Estimated Pro Forma Statement
                            of Net Operating Income
                                  (Unaudited)



The Estimated Pro Forma Statement of Net Operating Income represents the amount of estimated income which would be realized by the Registrant during twelve months of ownership of the Property, based upon the assumptions set forth in the accompanying notes (See Note 1).


 REVENUE

 Base rents                                     $1,562,200

 Tenant reimbursements                             119,500
                                                ----------
 Total revenue                                   1,681,700



 EXPENSES
 Property operating                                110,500

 Utilities                                          91,900

 Depreciation (See Note 2)                         143,775

 Real estate taxes                                  65,200

 Management fees                                    50,500

 Insurance                                          26,100
                                                ----------

 Total expenses                                    487,975
                                                ----------
 Pro Forma revenue in excess of
 certain expenses                               $1,193,725
                                                ==========

 Pro Forma funds from operations
 (see Note 4)                                   $1,337,500
                                                ==========








                           Lexington Business Center
                    Notes to Estimated Pro Forma Statement



1) This statement does not purpose to forecast actual operating results for any period in the future and thus, the following assumptions may not be valid for future years and actual results may differ. These statements should be read in conjunction with the Statement of Revenue and Certain Expenses for the eleven months ended November 30, 1995 which were annualized and modified by Management for known changes in revenues and expenses associated with the Registrant's ownership of the Property in order to estimate the pro forma statement.

2) Depreciation expense which represents a non-cash expenditure has been included for informational purposes only. Depreciation is calculated on a depreciable basis of approximately $5,751,000 using the straight line method based on a useful life of 40 years.

3) The Property will be managed by an unaffiliated third party for an initial management fee of 3.0% of gross revenues.

4) Funds From Operations (or "FFO") has been provided in the Pro Forma Statement as supplemental information to the property's projected operating results. FFO is used by the real estate investment trust industry as a measure of a property's performance and is defined as net operating income from a property's operations, plus certain non-cash items including depreciation and amortization and excluding any extraordinary capital items.